Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Products	$ 119,279	$ 103,285	$ 89,358
Services	69,892	63,735	54,761
Total revenues	189,171	167,020	144,119
Cost of revenues:
Products	26,386	24,231	21,306
Services	9,333	9,126	7,898
Total cost of revenues	35,719	33,357	29,204
Gross profit	153,452	133,663	114,915
Operating expenses:
Research and development, net	36,187	36,064	31,660
Sales and marketing	76,646	69,543	64,609
General and administrative	9,696	9,629	10,190
Total operating expenses	122,529	115,236	106,459
Operating income	30,923	18,427	8,456
Financial income, net	4,792	4,200	2,057
Income before taxes on income	35,715	22,627	10,513
Taxes on income	3,958	1,290	879
Net income	$ 31,757	$ 21,337	$ 9,634
Basic net earnings per share	$ 1.45	$ 1.02	$ 0.49
Diluted net earnings per share	$ 1.36	$ 0.93	$ 0.44